SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549





                                 FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934





             DATE OF EARLIEST EVENT REPORTED:  February 13, 2003





                                MCSi, INC.
   (Exact name of registrant as specified in its articles of incorportion)



      MARYLAND                       000-21561                 31-1001529
(State or other jurisdiction  (Commission file number)     (I.R.S. employer
    of incorporation)                                      identification no.)





           4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
               (Address or principal executive offices)




                              (937) 291-8282
           (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS


On February 14, 2003, MCSi issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial statements.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

99.1 Press Release dated February 14, 2003.






                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 19, 2003        MCSi, INC.


                                  By:  /s/ IRA. H. STANLEY
                                      ---------------------------------------
                                       Vice President, Chief Financial Officer